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                                                               EXHIBIT 23.1




                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------


We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 33-52359 and 333-26717) of Toyota Motor Credit Corporation of our report dated October 31, 1997 appearing on page 24 of this Form 10-K.


/S/ PRICE WATERHOUSE LLP



Los Angeles, California
December 22, 1997